                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 13, 1994

                      Rochester Telephone Corporation
          (Exact name of registrant as specified in its charter)

         New York               1-4166               16-0613330
(State or other jurisdiction   (Commission          (IRS Employer
of incorporation)              File Number)       Identification No.)

180 South Clinton Avenue
Rochester, New York                                   14646
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

                  100 Midtown Plaza, Rochester, New York
             (Previous address of principal executive offices)

Item 5   Other Events

     On October 13, 1994, Rochester Telephone Corporation ("RTC") announced that it has renegotiated its previously announced cash tender offer price for all the outstanding shares of WCT Communications.

     As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                 Rochester Telephone Corporation
                                            (Registrant)


                                             Barbara J. LaVerdi
Dated:  October 13, 1994             By: --------------------------
                                             Barbara J. LaVerdi
                                             Assistant Secretary

                              EXHIBIT INDEX



Exhibit Number    Description
- - --------------    ------------

      99          Press Release dated          Filed herewith
                  October 13, 1994 regarding
                  renegotiation of previously
                  announced tender offer price
                  for WCT Communications, Inc.